UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
EQUITY FUND

SEMIANNUAL REPORT 6.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/28/131

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	11.09%	4.70%	13.82%	13.91%

1-Year	18.80	11.97	20.60	21.24

5-Year	3.49	2.27	7.01	7.12

10-Year	6.01	5.38	7.30	7.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2013.

2      OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 11.09% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 13.91%. The Fund’s underperformance relative to the Index stemmed primarily from weaker relative stock selection in the information technology sector. The Fund also underperformed in the consumer discretionary and health care sectors due to weaker relative stock selection, and in the financials sector, where an underweight position detracted as did stock selection. The Fund outperformed the Index in the materials and industrials sectors due to stronger relative stock selection.

MARKET OVERVIEW

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and in interest rate sensitive sectors, experienced spillover effects as a result.

FUND REVIEW

During the period, the strongest performing holding for the Fund was Vertex Pharmaceuticals, Inc. Vertex Pharmaceuticals, a developer of small molecule pharmaceuticals for multiple diseases,

released data on a compound that it was developing for Cystic Fibrosis that showed very robust benefits for patients. This positive data also boosted optimism around the entire platform of Cystic Fibrosis drugs that Vertex is developing.

Also contributing positively to performance were Google, Inc., Honeywell International, Inc., Walgreen Co. and Chevron Corp. Google, the leading internet search engine, benefited from momentum in its continued campaign to monetize mobile searches. Honeywell is a diversified technology and manufacturing company that released positive 2012 results during the period. The company also continued to grow despite global economic weakness. Drug store operator Walgreen acquired a 45% stake in European pharmacy chain Alliance Boots in 2012. During the period, synergies between the companies appeared strong and Alliance Boots contributed positively to Walgreen’s results. Oil company Chevron’s

3      OPPENHEIMER EQUITY FUND

stock was driven partly by higher refining profitability and a rise in upstream volumes.

The most significant detractor from performance this period was Apple, Inc. Apple is the maker of the iPhone, iPod and iPad. Investors were concerned about the maturation of high end smartphones markets in developed countries. There were also concerns over increased competition from other smartphone makers such as Samsung and HTC. Also detracting from performance were information technology stocks Teradata Corp., Salesforce.com, Inc. and Cognizant Technology Solutions Corp. Teradata, a provider of analytic data solutions through its database management service, reported disappointing quarterly results as uncertainties in the U.S. economy led to the delay of certain contracts from customers. Salesforce.com is a supplier of customer relationship management software worldwide. The market was skeptical on the strategic merits of its announced acquisition of ExactTarget, an email marketing firm. Spending for enterprise software has been soft, which was also a negative for Salesforce.com. Cognizant Technology Solutions is a multinational information technology, consulting and business process outsourcing company that experienced declines in April. We exited our position during the period.

PORTFOLIO MANAGEMENT UPDATE

On March 11, 2013, Laton Spahr, CFA, was named a co-portfolio manager on the Fund. Mr. Spahr has been a long time value manager with over 14 years of experience. In managing the Fund, Laton searches for value stocks by utilizing in-depth fundamental research to identify companies that are undervalued relative to their long-term earnings power. Laton co-manages the Fund with Michael Kotlarz, who focuses on high-quality, attractively valued companies with sustainable earnings and solid management. He employs a disciplined investment process that combines strategic top-down sector analysis and bottom-up fundamental research. Mr. Kotlarz has been a portfolio manager of the Fund since June 2012.

The portfolio managers seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon the OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is in favor.

Laton Spahr, CFA Portfolio Manager

Michael Kotlarz Portfolio Manager

4      OPPENHEIMER EQUITY FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	3.0%

Google, Inc., Cl. A	1.9

QUALCOMM, Inc.	1.9

General Electric Co.	1.9

Cisco Systems, Inc.	1.8

Citigroup, Inc.	1.8

Walt Disney Co. (The)	1.8

United Technologies Corp.	1.7

Goldman Sachs Group, Inc. (The)	1.6

Bristol-Myers Squibb Co.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	7.3%

Pharmaceuticals	6.0

Computers & Peripherals	5.0

Capital Markets	4.7

Insurance	4.7

Specialty Retail	3.9

Communications Equipment	3.7

Diversified Financial Services	3.5

Biotechnology	3.4

Aerospace & Defense	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets.

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

* June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	11.09%	18.80%	3.49%	6.01%
Class B (OEQBX)	5/3/93	10.62%	17.67%	2.50%	5.44%
Class C (OEQCX)	8/29/95	10.50%	17.70%	2.53%	5.03%
Class N (OEQNX)	3/1/01	10.86%	18.19%	3.05%	5.55%
Class Y (OEQYX)	6/1/94	11.19%	19.00%	3.65%	6.15%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	4.70%	11.97%	2.27%	5.38%
Class B (OEQBX)	5/3/93	5.62%	12.67%	2.14%	5.44%
Class C (OEQCX)	8/29/95	9.50%	16.70%	2.53%	5.03%
Class N (OEQNX)	3/1/01	9.86%	17.19%	3.05%	5.55%
Class Y (OEQYX)	6/1/94	11.19%	19.00%	3.65%	6.15%

The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

6      OPPENHEIMER EQUITY FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER EQUITY FUND

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013

Class A	$1,000.00	$1,110.90	$4.98

Class B	1,000.00	1,106.20	9.75

Class C	1,000.00	1,105.00	9.38

Class N	1,000.00	1,108.60	6.95

Class Y	1,000.00	1,111.90	3.73

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.81	4.77

Class B	1,000.00	1,015.30	9.33

Class C	1,000.00	1,015.64	8.99

Class N	1,000.00	1,017.95	6.65

Class Y	1,000.00	1,020.99	3.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios

Class A	0.96%

Class B	1.88

Class C	1.81

Class N	1.34

Class Y	0.72

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value

Common Stocks—98.2%

Consumer Discretionary—12.6%

Distributors—0.2%
Genuine Parts Co.	28,530	$2,227,337

Diversified Consumer Services—0.1%
Apollo Group, Inc., Cl. A1	104,430	1,850,500

Hotels, Restaurants & Leisure—2.3%
Las Vegas Sands Corp.	67,840	3,590,771

McDonald’s Corp.	166,070	16,440,930

Panera Bread Co., Cl. A1	38,590	7,175,425

Yum! Brands, Inc.	80,900	5,609,606

		32,816,732

Internet & Catalog Retail—0.9%
Amazon.com, Inc.[1]	44,743	12,424,684

Media—2.5%
Liberty Media Corp., Cl. A1	20,480	2,596,045

News Corp., Cl. B	234,230	7,687,429

Walt Disney Co. (The)	406,300	25,657,845

		35,941,319

Multiline Retail—0.9%
Macy’s, Inc.	130,120	6,245,760

Target Corp.	95,150	6,552,029

		12,797,789

Specialty Retail—3.9%
Gap, Inc. (The)	114,180	4,764,731

Home Depot, Inc. (The)	115,720	8,964,828

Lowe’s Cos., Inc.	285,770	11,687,993

O’Reilly Automotive, Inc.[1]	120,460	13,566,205

Tiffany & Co.	93,930	6,841,861

TJX Cos., Inc. (The)	237,500	11,889,250

		57,714,868

Textiles, Apparel & Luxury Goods—1.8%
Nike, Inc., Cl. B	191,780	12,212,550

Ralph Lauren Corp.	42,310	7,350,939

VF Corp.	30,880	5,961,693

		25,525,182

Consumer Staples—9.5%

Beverages—2.7%
Brown-Forman Corp., Cl. B	111,090	7,504,129

Coca-Cola Co. (The)	207,780	8,334,056

PepsiCo, Inc.	131,390	10,746,388

SABMiller plc	230,540	11,093,294

		37,677,867

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	147,920	16,355,514

	Shares	Value

Food & Staples Retailing (Continued)
CVS Caremark Corp.	123,490	$7,061,158

Sysco Corp.	217,740	7,437,998

Walgreen Co.	202,930	8,969,506

		39,824,176

Food Products—2.2%
ConAgra Foods, Inc.	132,270	4,620,191

Kraft Foods Group, Inc.	104,690	5,849,030

Mead Johnson Nutrition Co., Cl. A	96,930	7,679,764

Nestle SA	157,613	10,308,903

Unilever NV	103,460	4,067,013

		32,524,901

Household Products—0.3%
Procter & Gamble Co. (The)	34,560	2,660,774

Reckitt Benckiser, Sponsored ADR[1]	125,780	1,794,252

		4,455,026

Personal Products—0.6%
Estee Lauder Cos., Inc. (The), Cl. A	133,850	8,803,314

Tobacco—1.0%
Altria Group, Inc.	197,540	6,911,925

Lorillard, Inc.	175,100	7,648,368

		14,560,293

Energy—9.4%

Energy Equipment & Services—2.1%
Cameron International Corp.[1]	107,930	6,600,999

FMC Technologies, Inc.[1]	157,350	8,761,248

National Oilwell Varco, Inc.	47,980	3,305,822

Oceaneering International, Inc.	70,060	5,058,332

Schlumberger Ltd.	81,170	5,816,642

		29,543,043

Oil, Gas & Consumable Fuels—7.3%
Anadarko Petroleum Corp.	114,010	9,796,879

BP plc, Sponsored ADR	262,049	10,937,925

Cabot Oil & Gas Corp.	122,630	8,709,183

Chevron Corp.	109,878	13,002,963

Enbridge, Inc.	169,780	7,142,644

EQT Corp.	53,021	4,208,277

Kinder Morgan, Inc.	76,950	2,935,642

Noble Energy, Inc.	100,340	6,024,414

Occidental Petroleum Corp.	126,490	11,286,703

10      OPPENHEIMER EQUITY FUND

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)
Phillips 66	154,840	$9,121,624

Pioneer Natural Resources Co.	24,650	3,568,087

Royal Dutch Shell plc, ADR	112,191	7,157,786

Suncor Energy, Inc.	300,530	8,862,630

Williams Cos., Inc. (The)	99,270	3,223,297

		105,978,054

Financials—15.1%

Capital Markets—4.7%
Ameriprise Financial, Inc.	65,640	5,308,963

BlackRock, Inc.	21,200	5,445,220

Charles Schwab Corp. (The)	658,000	13,969,340

Goldman Sachs Group, Inc. (The)	147,350	22,286,687

Morgan Stanley	437,090	10,678,109

Northern Trust Corp.	146,000	8,453,400

		66,141,719

Commercial Banks—0.9%
CIT Group, Inc.[1]	108,790	5,072,878

Fifth Third Bancorp	425,418	7,678,795

		12,751,673

Consumer Finance—1.1%
American Express Co.	48,640	3,636,326

Capital One Financial Corp.	182,730	11,477,271

		15,113,597

Diversified Financial Services—3.5%
Bank of America Corp.	943,210	12,129,681

Citigroup, Inc.	537,910	25,803,543

JPMorgan Chase & Co.	240,150	12,677,518

		50,610,742

Insurance—4.7%
ACE Ltd.	120,580	10,789,498

Aflac, Inc.	108,400	6,300,208

Allstate Corp. (The)	144,030	6,930,724

American International Group, Inc.[1]	290,770	12,997,419

MetLife, Inc.	214,770	9,827,875

Sun Life Financial, Inc.	190,120	5,631,354

Travelers Cos., Inc. (The)	103,700	8,287,704

XL Group plc	173,150	5,249,908

		66,014,690

	Shares	Value

Real Estate Investment Trusts (REITs)—0.2%
Public Storage	24,750	$3,794,918

Health Care—13.5%

Biotechnology—3.4%
Amgen, Inc.	55,090	5,435,179

Biogen Idec, Inc.[1]	60,340	12,985,168

Celgene Corp.[1]	65,970	7,712,553

Gilead Sciences, Inc.[1]	243,290	12,458,881

Vertex Pharmaceuticals, Inc.[1]	132,810	10,607,535

		49,199,316

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	114,110	7,904,400

Health Care Providers & Services—2.1%
Cardinal Health, Inc.	193,510	9,133,672

HCA Holdings, Inc.	102,110	3,682,087

UnitedHealth Group, Inc.	262,570	17,193,084

		30,008,843

Health Care Technology—0.7%
Cerner Corp.[1]	108,170	10,394,055

Life Sciences Tools & Services—0.7%
Mettler-Toledo International, Inc.[1]	2,810	565,372

Thermo Fisher Scientific, Inc.	111,460	9,432,860

		9,998,232

Pharmaceuticals—6.0%
Astellas Pharma, Inc., Unsponsored ADR	283,380	3,831,298

Bristol-Myers Squibb Co.	451,950	20,197,645

Novo Nordisk AS, Cl. B	83,622	13,018,904

Perrigo Co.	70,560	8,537,760

Pfizer, Inc.	424,820	11,899,208

Roche Holding AG	36,428	9,026,289

Roche Holding AG, Sponsored ADR	167,950	10,390,226

Sanofi, ADR	101,280	5,216,933

Teva Pharmaceutical Industries Ltd., Sponsored ADR	94,450	3,702,440

		85,820,703

Industrials—12.7%

Aerospace & Defense—3.1%
Honeywell International, Inc.	117,370	9,312,136

Precision Castparts Corp.	41,620	9,406,536

11      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Aerospace & Defense (Continued)
United Technologies Corp.	256,640	$23,852,122

		42,570,794

Airlines—0.7%
Delta Air Lines, Inc.[1]	410,950	7,688,874

United Continental Holdings, Inc.[1]	103,350	3,233,822

		10,922,696

Building Products—0.3%
Fortune Brands Home & Security, Inc.	115,770	4,484,930

Electrical Equipment—2.2%
ABB Ltd., Sponsored ADR[1]	204,880	4,437,701

AMETEK, Inc.	88,080	3,725,784

Eaton Corp. plc	289,090	19,025,013

Roper Industries, Inc.	34,010	4,224,722

		31,413,220

Industrial Conglomerates—2.2%
General Electric Co.	1,150,130	26,671,515

Siemens AG, Sponsored ADR	47,000	4,761,570

		31,433,085

Machinery—1.5%
Ingersoll-Rand plc	126,740	7,036,605

Parker Hannifin Corp.	60,034	5,727,244

Pentair Ltd.	75,300	4,344,057

Timken Co.	64,290	3,618,241

		20,726,147

Road & Rail—1.9%
CSX Corp.	150,010	3,478,732

J.B. Hunt Transport Services, Inc.	96,100	6,942,264

Kansas City Southern	66,790	7,077,068

Union Pacific Corp.	67,370	10,393,844

		27,891,908

Trading Companies & Distributors—0.8%
United Rentals, Inc.[1]	125,110	6,244,240

W.W. Grainger, Inc.	20,420	5,149,516

		11,393,756

Information Technology—19.2%

Communications Equipment—3.7%
Cisco Systems, Inc.	1,083,570	26,341,587

QUALCOMM, Inc.	440,590	26,911,237

		53,252,824

Computers & Peripherals—5.0%
Apple, Inc.	109,640	43,426,211

EMC Corp.	833,080	19,677,350

NCR Corp.[1]	111,410	3,675,416

SanDisk Corp.[1]	74,010	4,522,011

		71,300,988

	Shares	Value

Electronic Equipment, Instruments, & Components—0.5%
TE Connectivity Ltd.	151,730	$6,909,784

Internet Software & Services—2.8%
eBay, Inc.[1]	251,430	13,003,960

Google, Inc., Cl. A1	30,970	27,265,059

		40,269,019

IT Services—2.2%
International Business Machines Corp.	18,400	3,516,424

Mastercard, Inc., Cl. A	7,600	4,366,200

Teradata Corp.[1]	190,730	9,580,368

Visa, Inc., Cl. A	78,300	14,309,325

		31,772,317

Office Electronics—0.3%
Xerox Corp.	517,040	4,689,553

Semiconductors & Semiconductor Equipment—2.5%
Analog Devices, Inc.	98,400	4,433,904

Broadcom Corp., Cl. A	272,854	9,211,551

Intel Corp.	276,930	6,707,245

Maxim Integrated Products, Inc.	114,450	3,179,421

Microchip Technology, Inc.	134,470	5,009,007

Xilinx, Inc.	186,180	7,374,590

		35,915,718

Software—2.2%
CA, Inc.	194,800	5,577,124

Oracle Corp.	179,380	5,510,554

Salesforce.com, Inc.[1]	310,060	11,838,091

Symantec Corp.	198,410	4,458,273

Synopsys, Inc.[1]	102,770	3,674,028

		31,058,070

Materials—2.2%

Chemicals—1.6%
Ecolab, Inc.	106,770	9,095,736

Monsanto Co.	38,710	3,824,548

PPG Industries, Inc.	69,630	10,194,528

		23,114,812

Containers & Packaging—0.6%
Crown Holdings, Inc.[1]	205,230	8,441,110

Telecommunication Services—2.0%

Diversified Telecommunication Services—1.8%
BCE, Inc.	87,890	3,605,248

CenturyLink, Inc.	164,970	5,831,689

Telefonica SA, Sponsored ADR[1]	193,580	2,479,760

Verizon Communications, Inc.	233,160	11,737,274

12      OPPENHEIMER EQUITY FUND

	Shares	Value
Diversified Telecommunication Services (Continued)
Vivendi SA, Unsponsored ADR	139,670	$2,639,763

		26,293,734

Wireless Telecommunication Services—0.2%
Vodafone Group plc, Sponsored ADR	86,930	2,498,368

Utilities—2.0%

Electric Utilities—1.1%
Duke Energy Corp.	110,060	7,429,050

Edison International	102,690	4,945,550

NextEra Energy, Inc.	55,450	4,518,066

		16,892,666

Multi-Utilities—0.9%
PG&E Corp.	165,580	7,571,973

Sempra Energy	73,830	6,036,341

		13,608,314

Total Common Stocks (Cost $1,130,236,775)		1,409,271,786

	Shares	Value
Investment Company—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $22,391,499)	22,391,499	$22,391,499

Total Investments, at Value (Cost $1,152,628,274)	99.8%	1,431,663,285

Assets in Excess of Other Liabilities	0.2	2,970,818

Net Assets	100.0%	$1,434,634,103

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,395,337	191,600,373	180,604,211	22,391,499

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$22,391,499	$11,803

3. Rate shown is the 7-day yield as of June 28, 2013.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,130,236,775)	$1,409,271,786
Affiliated companies (cost $22,391,499)	22,391,499

1,431,663,285

Cash	20,509

Receivables and other assets:
Investments sold	17,537,920
Dividends	2,044,159
Shares of beneficial interest sold	331,744
Other	206,724

Total assets	1,451,804,341

Liabilities
Payables and other liabilities:
Investments purchased	15,459,368
Shares of beneficial interest redeemed	1,073,887
Distribution and service plan fees	294,948
Transfer and shareholder servicing agent fees	245,253
Trustees’ compensation	75,187
Other	21,595

Total liabilities	17,170,238

Net Assets	$1,434,634,103

Composition of Net Assets
Par value of shares of beneficial interest	$13,581,796

Additional paid-in capital	1,411,765,545

Accumulated net investment income	14,687,621

Accumulated net realized loss on investments and foreign currency transactions	(284,428,839)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	279,027,980

Net Assets	$1,434,634,103

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

14      OPPENHEIMER EQUITY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,304,992,116 and 122,862,738 shares of beneficial interest outstanding)	$10.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.27

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,644,127 and 3,029,143 shares of beneficial interest outstanding)	$9.79

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $59,836,390 and 6,109,125 shares of beneficial interest outstanding)	$9.79

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,699,638 and 1,892,349 shares of beneficial interest outstanding)	$10.41

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $20,461,832 and 1,924,604 shares of beneficial interest outstanding)	$10.63

See accompanying Notes to Financial Statements.

15      OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $334,920)	$13,337,771
Affiliated companies	11,803

Interest	615

Total investment income	13,350,189

Expenses
Management fees	3,923,592

Distribution and service plan fees:
Class A	1,269,904
Class B	153,528
Class C	287,392
Class N	49,819

Transfer and shareholder servicing agent fees:
Class A	1,193,186
Class B	48,278
Class C	71,158
Class N	26,564
Class Y	14,781

Shareholder communications:
Class A	52,856
Class B	4,760
Class C	2,985
Class N	869
Class Y	220

Trustees’ compensation	40,682

Custodian fees and expenses	6,309

Other	113,710

Total expenses	7,260,593
Less waivers and reimbursements of expenses	(12,619)

Net expenses	7,247,974

Net Investment Income	6,102,215

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	156,934,143
Foreign currency transactions	(2,513)

Net realized gain	156,931,630

Net change in unrealized appreciation/depreciation on:
Investments	(13,227,606)
Translation of assets and liabilities denominated in foreign currencies	(1,275,684)

Net change in unrealized appreciation/depreciation	(14,503,290)

Net Increase in Net Assets Resulting from Operations	$148,530,555

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$6,102,215	$14,239,665

Net realized gain	156,931,630	90,914,070

Net change in unrealized appreciation/depreciation	(14,503,290)	76,459,589

Net increase in net assets resulting from operations	148,530,555	181,613,324

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(13,792,912)
Class B	—	—
Class C	—	(79,416)
Class N	—	(99,473)
Class Y	—	(296,035)

	—	(14,267,836)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(68,036,272)	(150,409,894)
Class B	(5,217,060)	(9,265,507)
Class C	(680,670)	(6,166,882)
Class N	(1,764,211)	(8,878,356)
Class Y	(626,806)	(16,150,638)

	(76,325,019)	(190,871,277)

Net Assets
Total increase (decrease)	72,205,536	(23,525,789)

Beginning of period	1,362,428,567	1,385,954,356

End of period (including accumulated net investment income of $14,687,621 and $8,585,406, respectively)	$1,434,634,103	$1,362,428,567

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$9.56	$8.51	$8.83	$7.93	$5.75	$10.33

Income (loss) from investment operations:
Net investment income[2]	0.05	0.10	0.07	0.04	0.04	0.06
Net realized and unrealized gain (loss)	1.01	1.06	(0.33)	0.91	2.19	(4.59)

Total from investment operations	1.06	1.16	(0.26)	0.95	2.23	(4.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.06)	(0.05)	(0.05)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/ or distributions to shareholders	0.00	(0.11)	(0.06)	(0.05)	(0.05)	(0.05)

Net asset value, end of period	$10.62	$9.56	$8.51	$8.83	$7.93	$5.75

Total Return, at Net Asset Value[3]	11.09%	13.60%	(2.91)%	12.01%	38.79%	(43.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,304,992	$1,237,635	$1,238,188	$1,469,388	$1,560,867	$1,325,211

Average net assets (in thousands)	$1,311,269	$1,274,345	$1,374,779	$1,459,514	$1,384,195	$2,114,509

Ratios to average net assets:[4]
Net investment income	0.91%	1.07%	0.80%	0.45%	0.67%	0.67%
Total expenses[5]	0.96%	0.97%	0.95%	0.99%	1.03%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.97%	0.95%	0.99%	1.03%	0.94%

Portfolio turnover rate	76%	58%	50%	81%	79%	111%

18      OPPENHEIMER EQUITY FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.96%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.94%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$8.85	$7.86	$8.18	$7.38	$5.36	$9.69

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	0.00[3]	(0.02)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.94	0.99	(0.30)	0.84	2.03	(4.28)

Total from investment operations	0.94	0.99	(0.32)	0.80	2.02	(4.30)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/ or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.03)

Net asset value, end of period	$9.79	$8.85	$7.86	$8.18	$7.38	$5.36

Total Return, at Net Asset Value[4]	10.62%	12.60%	(3.91)%	10.84%	37.69%	(44.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,644	$31,680	$36,681	$49,914	$57,266	$58,190

Average net assets (in thousands)	$31,276	$34,957	$43,272	$49,983	$55,123	$100,715

Ratios to average net assets:[5]
Net investment income (loss)	(0.02)%	0.04%	(0.22)%	(0.48)%	(0.23)%	(0.21)%
Total expenses[6]	1.90%	2.12%	2.13%	2.17%	2.32%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.98%	1.96%	1.96%	1.97%	1.82%

Portfolio turnover rate	76%	58%	50%	81%	79%	111%

20      OPPENHEIMER EQUITY FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.90%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%
Year Ended December 31, 2008	1.84%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$8.86	$7.88	$8.19	$7.38	$5.37	$9.70

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	0.01	(0.01)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.93	0.98	(0.30)	0.85	2.02	(4.28)

Total from investment operations	0.93	0.99	(0.31)	0.81	2.01	(4.30)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/ or distributions to shareholders	0.00	(0.01)	0.00	0.00	0.00	(0.03)

Net asset value, end of period	$9.79	$8.86	$7.88	$8.19	$7.38	$5.37

Total Return, at Net Asset Value[4]	10.50%	12.60%	(3.79)%	10.98%	37.43%	(44.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,836	$54,765	$54,341	$61,965	$64,263	$56,415

Average net assets (in thousands)	$58,785	$56,330	$59,374	$60,389	$58,012	$90,137

Ratios to average net assets:[5]
Net investment income (loss)	0.06%	0.13%	(0.15)%	(0.48)%	(0.23)%	(0.24)%
Total expenses[6]	1.81%	1.92%	1.90%	1.94%	2.02%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.92%	1.90%	1.93%	1.94%	1.85%

Portfolio turnover rate	76%	58%	50%	81%	79%	111%

22      OPPENHEIMER EQUITY FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%
Year Ended December 31, 2008	1.88%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$9.39	$8.34	$8.64	$7.77	$5.63	$10.13

Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.03	0.00[3]	0.02	0.02
Net realized and unrealized gain (loss)	0.99	1.03	(0.31)	0.88	2.14	(4.49)

Total from investment operations	1.02	1.09	(0.28)	0.88	2.16	(4.47)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.02)	(0.01)	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	0.00	(0.04)	(0.02)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$10.41	$9.39	$8.34	$8.64	$7.77	$5.63

Total Return, at Net Asset Value[4]	10.86%	13.13%	(3.27)%	11.38%	38.41%	(44.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,700	$19,380	$25,309	$35,729	$37,846	$33,852

Average net assets (in thousands)	$20,378	$23,858	$29,936	$36,203	$34,829	$49,633

Ratios to average net assets:[5]
Net investment income	0.53%	0.62%	0.33%	0.01%	0.30%	0.25%
Total expenses[6]	1.34%	1.40%	1.41%	1.48%	1.54%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.40%	1.41%	1.43%	1.42%	1.36%

Portfolio turnover rate	76%	58%	50%	81%	79%	111%

24      OPPENHEIMER EQUITY FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.34%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%
Year Ended December 31, 2008	1.38%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$9.56	$8.50	$8.82	$7.92	$5.74	$10.33

Income (loss) from investment operations:
Net investment income[2]	0.06	0.11	0.08	0.05	0.05	0.07
Net realized and unrealized gain (loss)	1.01	1.06	(0.32)	0.91	2.19	(4.59)

Total from investment operations	1.07	1.17	(0.24)	0.96	2.24	(4.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.08)	(0.06)	(0.06)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	0.00	(0.11)	(0.08)	(0.06)	(0.06)	(0.07)

Net asset value, end of period	$10.63	$9.56	$8.50	$8.82	$7.92	$5.74

Total Return, at Net Asset Value[3]	11.19%	13.82%	(2.75)%	12.19%	39.06%	(43.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,462	$18,969	$31,435	$52,565	$58,651	$43,904

Average net assets (in thousands)	$20,428	$29,733	$50,054	$55,247	$48,784	$68,817

Ratios to average net assets:[4]
Net investment income	1.15%	1.19%	0.93%	0.59%	0.80%	0.82%
Total expenses[5]	0.72%	0.84%	0.81%	0.83%	0.90%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.84%	0.81%	0.83%	0.88%	0.79%

Portfolio turnover rate	76%	58%	50%	81%	79%	111%

26      OPPENHEIMER EQUITY FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.72%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%
Year Ended December 31, 2008	0.80%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its

28      OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $81,516,663 capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,208,281 and straddle losses of $3,324,637. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss

29      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$17,838,449
2017	401,518,168

Total	$419,356,617

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $262,424,987 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $156,931,630 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,158,595,667

Gross unrealized appreciation	$285,260,615
Gross unrealized depreciation	(12,192,997)

Net unrealized appreciation	$273,067,618

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

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1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

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2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

33      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$181,298,411	$—	$—	$181,298,411
Consumer Staples	116,443,380	21,402,197	—	137,845,577
Energy	135,521,097	—	—	135,521,097
Financials	214,427,339	—	—	214,427,339
Health Care	171,280,356	22,045,193	—	193,325,549
Industrials	180,836,536	—	—	180,836,536
Information Technology	275,168,273	—	—	275,168,273
Materials	31,555,922	—	—	31,555,922
Telecommunication Services	28,792,102	—	—	28,792,102
Utilities	30,500,980	—	—	30,500,980
Investment Company	22,391,499	—	—	22,391,499

Total Assets	$1,388,215,895	$43,447,390	$—	$1,431,663,285

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2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Staples	$(10,530,756)	$10,530,756

Total Assets	$(10,530,756)	$10,530,756

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.10 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	2,552,060	$26,411,203	4,444,203	$41,106,844
Dividends and/or distributions reinvested	—	—	1,370,114	12,968,883
Redeemed	(9,092,785)	(94,447,475)	(21,975,166)	(204,485,621)

Net decrease	(6,540,725)	$(68,036,272)	(16,160,849)	$(150,409,894)

Class B
Sold	47,256	$461,128	344,650	$2,910,179
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(596,705)	(5,678,188)	(1,430,172)	(12,175,686)

Net decrease	(549,449)	$(5,217,060)	(1,085,522)	$(9,265,507)

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class C
Sold	588,448	$5,656,336	896,230	$7,655,540
Dividends and/or distributions reinvested	—	—	8,497	74,434
Redeemed	(662,648)	(6,337,006)	(1,621,897)	(13,896,856)

Net decrease	(74,200)	$(680,670)	(717,170)	$(6,166,882)

Class N
Sold	187,655	$1,903,600	440,239	$3,937,405
Dividends and/or distributions reinvested	—	—	9,670	89,734
Redeemed	(358,921)	(3,667,811)	(1,422,360)	(12,905,495)

Net decrease	(171,266)	$(1,764,211)	(972,451)	$(8,878,356)

Class Y
Sold	170,598	$1,765,316	1,896,017	$16,472,852
Dividends and/or distributions reinvested	—	—	29,675	280,810
Redeemed	(229,793)	(2,392,122)	(3,640,647)	(32,904,300)

Net decrease	(59,195)	$(626,806)	(1,714,955)	$(16,150,638)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$1,078,462,175	$1,163,070,211

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays

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5. Fees and Other Transactions with Affiliates (Continued)

the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee

37      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class C	$3,921,850
Class N	1,109,529

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 28, 2013	$117,998	$17	$20,918	$1,591	$106

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $8,699 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended June 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$3,920

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of

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6. Pending Litigation (Continued)

the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in

39      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Pending Litigation (Continued)

connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

40      OPPENHEIMER EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41      OPPENHEIMER EQUITY FUND

OPPENHEIMER EQUITY FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

42      OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43      OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

44      OPPENHEIMER EQUITY FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (1.800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0420.001.0613 August 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted Principal Financial Officer
Date:	8/9/2013